UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 27, 2006

                         CITADEL SECURITY SOFTWARE INC.
             (Exact Name of Registrant as Specified in its Charter)

       DELAWARE                   000-33491                     75-2873882
   (STATE OR OTHER         (COMMISSION FILE NUMBER)           (IRS EMPLOYER
    JURISDICTION OF                                      IDENTIFICATION NUMBER)
    INCORPORATION)

                         TWO LINCOLN CENTRE, SUITE 1600
                                5420 LBJ FREEWAY
                                      DALLAS,                    TEXAS 75240
                    (Address of Principal Executive Offices)      (Zip Code)

Registrant's Telephone Number, Including Area Code: (214) 520-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written  communications  pursuant  to Rule 425 under the Securities Act (17
     CFR  230.425)

____ Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 27, 2006, Citadel Security Software Inc. announced its financial results for the fourth quarter and year ended December 31, 2005. A copy of the press release is filed herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Section of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

99.1 Press Release of Citadel Security Software Inc. dated March 27, 2006, announcing its financial results for the year ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Citadel Security Software Inc.
(Registrant)

By:     /s/ STEVEN B. SOLOMON
        Steven B. Solomon
        Chief Executive Officer

Dated as of March 27, 2006